Exhibit 99.1

athenahealth, Inc. Reports First Quarter 2009 Results

  41% Revenue Growth Over First Quarter of 2008
  58% Adjusted Gross Margin and 18% Adjusted EBITDA Margin
  Adjusted Net Income of $4.0 Million, or $0.12 Per Diluted Share

WATERTOWN, Mass.--(BUSINESS WIRE)--April 30, 2009--athenahealth, Inc. (Nasdaq: ATHN) (the “Company”), a leading provider of Internet-based business services for physician practices, today announced financial and operational results for the first quarter of 2009. The Company will conduct a conference call on Friday, May 1, 2009, at 8:00 a.m. Eastern Time to discuss these results and management’s outlook for future financial and operational performance.

Total revenue for the three months ended March 31, 2009, was $42.1 million, compared to $29.8 million in the same period last year, an increase of 41%.

“Our strong performance in the first quarter of 2009 demonstrates our growing significance as a unique software-enabled service in healthcare,” said Jonathan Bush, the Company’s Chairman, President, and Chief Executive Officer. “We have strengthened our position as a leader in revenue cycle management and continue to extend our expertise in managing complexity and cash flow within the electronic health record (EHR) space.”

For the three months ended March 31, 2009, non-GAAP Adjusted EBITDA grew to $7.4 million, or 18% of revenue, from non-GAAP Adjusted EBITDA of $4.0 million, or 13% of revenue, in the same period last year. Non-GAAP Adjusted Net Income for the first quarter of 2009 was $4.0 million, or $0.12 per diluted share, compared to Non-GAAP Adjusted Net Income of $3.1 million, or $0.09 per diluted share, in the same period last year. GAAP net income for the quarter was $2.3 million, compared to GAAP net income of $1.8 million in the same period last year. As previously announced, following the reversal of a valuation allowance against U.S. deferred tax assets in the fourth quarter of 2008, the Company’s reported GAAP net income and non-GAAP Adjusted Net Income now reflect a full GAAP tax rate.

“We were pleased to see revenue increase 41% over last year, while operating income grew at much higher rate,” said Carl Byers, the Company’s Chief Financial Officer. “We achieved this even as we intensified investments in operational and strategic initiatives to support our long-term goals.”

“Given favorable trends in our business, we believe that our full year 2009 revenue will grow in line with the full year revenue percentage growth rate we achieved last year,” Byers added.

Key metrics and milestones in the first quarter of 2009 included the following:

  $1.1 billion in collections posted to client accounts in the first quarter of 2009, compared to $0.8 billion in the same quarter of 2008
  13,196 active physicians live in the first quarter of 2009, compared to 9,810 in the same quarter of 2008
  19,739 active medical providers live in the first quarter of 2009, compared to 12,723 in the same quarter of 2008
  949 active medical providers using athenaClinicalsSM in the first quarter of 2009, 574 of which were physicians, compared to 412 providers and 291 physicians in the same quarter of 2008

As of March 31, 2009, the Company had cash, cash equivalents, and short-term investments of $90.1 million and short- and long-term debt and capital lease obligations of $10.6 million.

A reconciliation of the Company’s financial results determined in accordance with United States Generally Accepted Accounting Principles (GAAP) to certain non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Explanation of Non-GAAP Financial Measures.”

Conference Call Information

To participate in athenahealth’s live conference call and webcast, dial 877-741-4249 (719-325-4796 for international calls) or visit the Investors section of the Company’s website at: http://www.athenahealth.com. A replay will be available for one week following the conference call via the website or by calling 888-203-1112 (719-457-0820 for international calls) and using Passcode No. 4334090.

About athenahealth, Inc.

athenahealth, Inc. is a leading provider of Internet-based business services for physician practices. The Company’s service offerings are based on proprietary web-native practice management and electronic health record (EHR) software, a continuously updated payer knowledge-base, integrated back-office service operations, and automated and live patient communication services. For more information, please visit http://www.athenahealth.com or call 888-652-8200.

CONTACT:
athenahealth, Inc.
Jennifer Heizer, 617-402-1322 (Investors)
Senior Manager, Investor Relations
investorrelations@athenahealth.com
or
John Hallock (Media), 617-402-1428
Director, Corporate Communications
media@athenahealth.com

Explanation of Non-GAAP Financial Measures

athenahealth management believes that in order to properly understand the Company’s short-term and long-term financial trends, investors may wish to consider the impact of certain non-cash or non-recurring items, when used as a supplement to financial performance measures prepared in accordance with GAAP. These items result from facts and circumstances that vary in frequency and/or impact on continuing operations. In addition, management uses results of operations before such items to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition to the description provided below, reconciliations of GAAP to non-GAAP results are provided in the financial statement tables included in this press release.

In this press release, the Company defines “Adjusted Net Income” as GAAP net income (loss) before other (income) expense, unrealized gain/loss on interest rate derivatives, and stock-based compensation expense. The Company defines “Adjusted Gross Margin” as total revenue, less direct operating expense, plus stock-based compensation expense allocated to direct operating expense and amortization of purchased intangibles, all divided by total revenue.

The Company defines “Adjusted EBITDA” as GAAP net income (loss) before (benefit from) provision for income taxes, net interest (income) expense, other (income) expense, unrealized gain/loss on interest rate derivatives, depreciation and amortization, amortization of purchased intangibles, and stock-based compensation expense. The Company defines “Adjusted EBITDA Margin” as Adjusted EBITDA as a percentage of total revenue.

These non-GAAP financial measures, as the Company defines them, may not be similar to non-GAAP measures used by other companies.

Management believes that Adjusted Net Income, Adjusted Gross Margin, Adjusted EBITDA, and Adjusted EBITDA Margin provide useful information to investors about the Company’s performance because they eliminate the effects of period-to-period changes in costs associated with capital investments; net income from interest on the Company’s cash, cash equivalents and short-term investments; stock-based compensation expense; and similar expenses that are not directly attributable to the underlying performance of the Company’s business operations. Management uses Adjusted Net Income, Adjusted Gross Margin, Adjusted EBITDA, and Adjusted EBITDA Margin in evaluating the overall performance of the Company’s business operations and believes that these performance measures provide useful information to investors.

With respect to stock-based compensation expense, the Company advises investors that it adopted FASB Statement No. 123R, Share-Based Payments (“FAS 123R”), effective January 1, 2006, which requires that share-based payments, including employee stock options, be measured at their fair value and recorded as compensation expense in the Company’s financial statements. Prior to the adoption of FAS 123R, the Company was required to record stock-based compensation expense using the awards’ intrinsic values, which generally resulted in no compensation expense being recorded in the financial statements. In accordance with the modified prospective method the Company used to adopt FAS 123R, the Company’s financial statements for prior periods have not been restated to reflect, and do not include, changes in the method to expense share-based payments (including employee stock options) at their fair values.

Although management finds Adjusted Net Income, Adjusted Gross Margin, Adjusted EBITDA, and Adjusted EBITDA Margin useful for evaluating aspects of the Company’s business, its reliance on these measures is limited because excluded items can have a material effect on the Company’s earnings (or losses) calculated in accordance with GAAP. Therefore, management uses Adjusted Net Income, Adjusted Gross Margin, Adjusted EBITDA, and Adjusted EBITDA Margin in conjunction with GAAP net income (loss) in evaluating the overall performance of the Company’s business operations. The Company believes that Adjusted Net Income, Adjusted Gross Margin, Adjusted EBITDA, and Adjusted EBITDA Margin provide investors with additional tools for evaluating the Company’s core performance that are the same as management uses in its own evaluation of overall performance, as well as a baseline for assessing the future earnings potential of the Company. While GAAP results are more complete, the Company offers investors these supplemental metrics since, with reconciliations to GAAP, they may provide greater insight into the Company’s financial results. Management does not intend the presentation of these non-GAAP financial measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP. These non-GAAP financial measures should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP.

Forward-Looking Statements

This press release contains forward-looking statements, which are made pursuant to the safe harbor provisions of Private Securities Litigation Reform Act of 1995, including statements regarding expectations for future financial performance, expected growth and business outlook, and the benefits of the Company’s current service offerings. The forward-looking statements in this release do not constitute guarantees of future performance. These statements are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: our history of operating losses and fluctuating operating results; our variable sales and implementation sales cycles, which may result in fluctuations in our quarterly results; risks associated with our expectations regarding our ability to maintain profitability; the highly competitive industry in which we operate and the relative immaturity of the market for our service offerings; the risk that our service offerings will not operate in the manner that we expect, including interruptions in service or errors or omissions that may occur in our rules engine and databases; and the evolving and complex governmental and regulatory compliance environment in which we and our clients operate. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances, or otherwise. For additional disclosure regarding these and other risks faced by the Company, see the disclosures contained in our public filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, under the heading Part I, Item IA “Risk Factors,” available on the Investors section of our website at http://www.athenahealth.com and on the SEC’s website at http://www.sec.gov.

athenahealth, Inc. CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited, in thousands, except per-share amounts)

	March 31,	December 31,
	2009	2008
Assets
Current assets:
Cash and cash equivalents	$20,527	$28,933
Short-term investments	69,553	58,061
Accounts receivable - net	22,837	23,236
Deferred tax assets	6,441	8,499
Prepaid expenses and other current assets	3,805	3,624
Total current assets	123,163	122,353
Property and equipment - net	21,399	20,871
Restricted cash	1,516	1,848
Software development costs - net	1,920	1,879
Purchased intangibles - net	1,845	1,925
Goodwill	4,887	4,887
Deferred tax assets	8,156	7,997
Other assets	646	662
Total assets	$163,532	$162,422

Liabilities & Stockholders' Equity
Current liabilities:
Current portion of long-term debt and capital lease obligations	$2,308	$2,038
Accounts payable	1,211	803
Accrued compensation	8,471	10,154
Accrued expenses	5,534	7,442
Deferred revenue	6,829	6,945
Interest rate swap liability	689	881
Current portion of deferred rent	1,139	1,144
Total current liabilities	26,181	29,407
Deferred rent, net of current portion	8,383	8,662
Debt and capital lease obligations, net of current portion	8,267	8,378
Total liabilities	42,831	46,447

Stockholders' equity:
Preferred stock, $0.01 par value: 5,000 shares authorized; no shares issued and outstanding at March 31, 2009 and December 31, 2008, respectively
	-	-
Common stock; $0.01 par value: 125,000 shares authorized; 34,769 shares issued, and 33,491 shares outstanding at March 31, 2009; 34,645 shares issued and 33,367 shares outstanding at December 31, 2008.

	348	346
Additional paid-in capital	158,748	156,303
Treasury stock, at cost, 1,278 shares	(1,200)	(1,200)
Accumulated other comprehensive income	279	338
Accumulated deficit	(37,474)	(39,812)
Total stockholders' equity	120,701	115,975
Total liabilities and stockholders' equity	$163,532	$162,422

athenahealth, Inc. CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited, in thousands, except per-share amounts)

	Three Months Ended
	March 31,
	2009	2008
Revenue:
Business services	$39,895	$27,889
Implementation and other	2,204	1,866
Total revenue	42,099	29,755

Expense:
Direct operating	18,298	12,787
Selling and marketing	6,999	4,669
Research and development	3,181	2,346
General and administrative	8,201	7,205
Depreciation and amortization	1,639	1,441
Total expense	38,318	28,448

Operating income	3,781	1,307

Other income (expense):
Interest income	402	709
Interest expense	(174)	(23)
Gain on interest rate derivative contract	192	-
Other income	36	18
Total other income	456	704

Income before income taxes	4,237	2,011
Income tax provision	(1,899)	(182)

Net income	$2,338	$1,829

Net income per share - Basic	$0.07	$0.06

Net income per share - Diluted	$0.07	$0.05

Weighted average shares used in computing net income per share
Basic	33,418	32,344
Diluted	34,814	34,786

athenahealth, Inc. CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited, in thousands)

	Three Months Ended
	March 31,
	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$2,338	$1,829
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,639	1,441
Amortization of purchased intangibles	80	-
Amortization of discounts on investments	(292)	(10)
Non-cash rent expense	657	657
Provision for uncollectible accounts	104	60
Deferred income taxes	1,899	-
Stock-based compensation expense	1,916	1,259
Gain on interest rate derivative contract	(192)	-
Changes in operating assets and liabilities:
Accounts receivable	295	(2,029)
Prepaid expenses and other current assets	(181)	329
Accounts payable	869	81
Accrued expenses	(3,592)	(204)
Deferred revenue	(116)	25
Deferred rent	(940)	(1,311)
Other long-term assets	16	(6)
Net cash provided by operating activities	4,500	2,121

CASH FLOWS FROM INVESTING ACTIVITIES:
Capitalized software development costs	(449)	(251)
Purchases of property and equipment	(2,142)	(7,668)
Proceeds from sales and maturities of investments	14,500	-
Purchases of short-term investments	(25,762)	(26,465)
Payment of contingent consideration	332	-
Net cash (used in) investing activities	(13,521)	(34,384)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock under stock option plans	530	64
Payments on long-term debt and capital lease obligation	(1,643)	(120)
Proceeds from long-term debt and capital lease obligation	1,803	400
Net cash provided by financing activities	690	344
Effects of exchange rate changes on cash and cash equivalent	(75)	(4)
Net (decrease) in cash and cash equivalents	(8,406)	(31,923)
Cash and cash equivalents at beginning of period	28,933	71,891
Cash and cash equivalents at end of period	$20,527	$39,968

Supplemental disclosures of non-cash items - Property and equipment recorded in accounts payable and accrued expenses
	$538	$9
Supplemental disclosures of cash flow information -
Cash paid for interest	$90	$36

Set forth below is a breakout of stock-based compensation expense for the three months ended March 31, 2009 and 2008:

(unaudited, in thousands)	Three Months Ended March 31,
	2009	2008
Stock-based compensation charged to:
Direct operating	$375	$97
Selling and marketing	514	309
Research and development	243	303
General and administrative	784	550
Total	$1,916	$1,259

Set forth below is a presentation of our “Adjusted Gross Margin”:

(unaudited, in thousands)	Three Months Ended
	March 31,
	2009	2008
Total revenue	$42,099	$29,755
Direct operating expense	18,298	12,787
Total revenue less direct operating expense
	23,801	16,968
Stock-based compensation expense allocated to direct operating expense
	375	97

Amortization of purchased intangibles	80	-

Adjusted gross profit	$24,256	$17,065

Adjusted gross margin	57.6%	57.4%

Set forth below is a reconciliation of our “Adjusted EBITDA” to our net income, the most directly comparable financial measure calculated and presented in accordance with GAAP.

(unaudited, in thousands)	Three Months Ended
	March 31,
	2009	2008
Revenue	$42,099	$29,755

Net income	2,338	1,829
Gain on interest rate derivative contract	(192)	-
Provision for income taxes	1,899	182
Interest (income) expense, net	(228)	(686)
Other (income)	(36)	(18)
Amortization of purchased intangibles	80	-
Depreciation and amortization	1,639	1,441
Stock-based compensation expense	1,916	1,259

Adjusted EBITDA	$7,416	$4,007

Adjusted EBITDA margin	17.6%	13.5%

Set forth below is a reconciliation of our “Adjusted Net Income” to our net income, the most directly comparable financial measure calculated and presented in accordance with GAAP.

(unaudited, in thousands, except per-share amounts)
	Three Months Ended
	March 31,
	2009	2008
Net income	$2,338	$1,829
Other (income)	(36)	(18)
Gain on interest rate derivative contract	(192)	-
Stock-based compensation expense	1,916	1,259

Adjusted net income	$4,026	$3,070

Weighted average shares - diluted	34,814	34,786

Adjusted net income per share - diluted	$0.12	$0.09